UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-50774                 41-2052984
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation)                Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officders.

      Darrell Grimsley, Jr. resigned as a director of IPEX, Inc. (the "Company") effective February 2, 2006 and Alice Campbell resigned as a director of the Company effective February 2, 2006. Mr. Grimsley was Chair of the Company's Compensation Committee and a member of the Company's Audit Committee at the time of his resignation. Ms. Campbell was Chair of the Company's Audit Committee and a member of the Company's Compensation Committee at the time of her resignation.

      In connection with their resignations, the Company entered into indemnification agreements with each of Mr. Grimsley and Ms. Campbell. The indemnification agreements require the Company to indemnify Mr. Grimsley and Ms. Campbell to the extent not covered by the Company's directors' and officers' liability insurance (including by reason of the fact that any proceeding involves facts that occurred prior to the policy period which began April 8,
2005) for any expenses, judgment, fines, and/or penalties sustained by reason of the fact that each of them is or was a director and/or officer of the Company. The indemnification agreements expressly provide that the Company will not indemnify Mr. Grimsley and Ms. Campbell in connection with any proceeding for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law. In addition, the scope of the indemnification agreements is expressly limited to the extent of indemnification permitted by applicable corporate law and the Company's Articles of Incorporation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number    Description
--------------------------------------------------------------------------------
10.1              Indemnification Agreement with Darrell Grimsley, Jr.
10.2              Indemnification Agreement with Alice Campbell


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IPEX, Inc.


Dated: February 3, 2006                 By:  /s/ Sothi Thillairajah
                                            ------------------------------------
                                        Name:    Sothi Thillairajah
                                        Title:   Chief Operating Officer




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